REVERSE RECAPITALIZATION	12 Months Ended
Dec. 31, 2021
Restructuring and Related Activities [Abstract]
REVERSE RECAPITALIZATION

NOTE 3—REVERSE RECAPITALIZATION

On July 23, 2021, upon the consummation of the Merger, all holders of 451,295,965 issued and outstanding Legacy Lucid common stock received shares of Lucid common stock at a deemed value of $10.00 per share after giving effect to the exchange ratio of 2.644 (the “Exchange Ratio”) resulting in 1,193,226,511 shares of Lucid common stock issued and outstanding as of the Closing and all holders of 42,182,931 issued and outstanding Legacy Lucid equity awards received Lucid equity awards covering 111,531,080 shares of Lucid common stock at a deemed value of $10.00 per share after giving effect to the Exchange Ratio, based on the following events contemplated by the Merger Agreement:

●	the cancellation and conversion of all 437,182,072 issued and outstanding shares of Legacy Lucid preferred stock into 437,182,072 shares of Legacy Lucid common stock at the conversion rate as calculated pursuant to Legacy Lucid’s memorandum and articles of association at the date and time that the Merger became effective (“Effective Time”);
●	the surrender and exchange of all 451,295,965 issued and outstanding shares of Legacy Lucid common stock (including Legacy Lucid common stock resulting from the conversion of the Legacy Lucid preferred stock) into 1,193,226,511 shares of Lucid common stock as adjusted by the Exchange Ratio;
●	the cancellation and exchange of all 25,764,610 granted and outstanding vested and unvested Legacy Lucid options, which became 68,121,210 Lucid options exercisable for shares of Lucid common stock with the same terms and vesting conditions except for the number of shares exercisable and the exercise price, each of which was adjusted by the Exchange Ratio; and
●	the cancellation and exchange of all 16,418,321 granted and outstanding vested and unvested Legacy Lucid RSUs, which became 43,409,870 Lucid RSUs for shares of Lucid common stock with the same terms and vesting conditions except for the number of shares, which was adjusted by the Exchange Ratio.

The other related events that occurred in connection with the Closing are summarized below:

●	Churchill entered into separate private placement subscription agreements (the “PIPE Investment”) contemporaneously with the execution of the Merger Agreement pursuant to which Churchill agreed to sell and issue an aggregate of 166,666,667 shares of common stock at a purchase price of $15.00 per share for an aggregate purchase price of $2,500.0 million. The PIPE Investment closed simultaneously with the Closing of the Merger;
●	Churchill Sponsor IV LLC (the “Churchill Sponsor”) exercised its right to convert the outstanding and unpaid amount of $1.5 million under the working capital loan provided by the Churchill Sponsor to Churchill into an additional 1,500,000 private warrants at a price of $1.00 per warrant in satisfaction of such loan;
●	Churchill and the Churchill Sponsor entered into a letter agreement (the “Sponsor Agreement”), pursuant to which the Churchill Sponsor agreed that 17,250,000 shares of Churchill’s issued and outstanding common stock beneficially held by the Churchill Sponsor (the “Sponsor Earnback Shares”) and 14,783,333 private warrants beneficially held by the Churchill Sponsor (the “Sponsor Earnback Warrants”) to purchase shares of the Churchill’s common stock shall become subject to transfer restrictions and contingent forfeiture provisions upon the Closing of the Merger until Lucid’s stock price exceeded certain predetermined levels in the post-Merger period. Any such shares and warrants not released from these transfer restrictions during the earnback period, which expires on the fifth anniversary of the Closing, will be forfeited back to Lucid for no consideration. See Note 12—Earnback Shares and Warrants for more information; and
●	Churchill redeemed 21,644 public shares of Churchill’s Class A common stock at approximately $10.00 per share for an aggregate payment of $0.2 million.

After giving effect to the Merger and the redemption of Churchill shares as described above, the number of shares of common stock issued and outstanding immediately following the consummation of the Merger was as follows:

Shares
Churchill public shares, prior to redemptions	207,000,000
Less redemption of Churchill shares	(21,644)
Churchill public shares, net of redemptions	206,978,356
Churchill Sponsor shares(1)	51,750,000
PIPE shares(2)	166,666,667
Total shares of Churchill common stock outstanding immediately prior to the Merger	425,395,023
Legacy Lucid shares	1,193,226,511
Total shares of Lucid common stock outstanding immediately after the Merger(3)(4)	1,618,621,534
(1)	The 51,750,000 shares beneficially owned by the Churchill Sponsor as of the Closing of the Merger includes the 17,250,000 Sponsor Earnback Shares.
(2)	Reflects the sale and issuance of 166,666,667 shares of common stock to the PIPE Investors at $15.00 per share.
(3)	Excludes 111,531,080 shares of common stock as of the Closing of the Merger to be reserved for potential future issuance upon the exercise of Lucid options or settlement of Lucid RSUs.
(4)	Excludes the 85,750,000 warrants issued and outstanding as of the Closing of the Merger, which includes the 41,400,000 public warrants and the 44,350,000 private warrants held by the Churchill Sponsor. The 44,350,000 private warrants beneficially owned by the Churchill Sponsor as of the consummation of the Merger includes the 14,783,333 Sponsor Earnback Warrants.

The Merger has been accounted for as a reverse recapitalization under U.S. GAAP. Under this method of accounting, Churchill has been treated as the acquired company for financial reporting purposes. The reverse recapitalization accounting treatment was primarily determined based on the stockholders of Legacy Lucid having a relative majority of the voting power of Lucid and having the ability to nominate the majority of the members of the Lucid board of directors, senior management of Legacy Lucid comprise the senior management of Lucid, and the strategy and operations of Legacy Lucid prior to the Merger comprise the only ongoing strategy and operations of Lucid. Accordingly, for accounting purposes, the financial statements of Lucid represent a continuation of the financial statements of Legacy Lucid with the Merger being treated as the equivalent of Legacy Lucid issuing shares for the net assets of Churchill, accompanied by a recapitalization. The net assets of Churchill were recognized as of the Closing at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Merger are presented as those of Legacy Lucid and the accumulated deficit of Legacy Lucid has been carried forward after Closing.

All periods prior to the Merger have been retrospectively adjusted using the Exchange Ratio for the equivalent number of shares outstanding immediately after the Closing to effect the reverse recapitalization.

In connection with the Closing of the Merger, the Company raised $4,439.2 million of gross proceeds, including the contribution of $2,070.1 million of cash held in Churchill’s trust account from its initial public offering along with $2,500.0 million of cash raised by Churchill in connection with the PIPE Investment and $0.4 million of cash held in the Churchill operating cash account. The gross proceeds were net of $0.2 million paid to redeem 21,644 shares of Churchill Class A common stock held by public stockholders and $131.4 million in costs incurred by Churchill prior to the Closing. The Company additionally incurred $38.9 million of transaction costs, consisting of banking, legal, and other professional fees, of which $36.2 million was recorded as a reduction to additional paid-in capital of proceeds and the remaining $2.7 million was expensed in the consolidated statements of operations. The total net cash proceeds to the Company were $4,400.3 million.